UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2016

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

225 Union Blvd., Suite 600
Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2016, Energy Fuels Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Energy Fuels Holdings Corp, an indirect subsidiary of the Company (“EFHC”), Mestena LLC, Jones Ranch Minerals Unproven, LTD., and Mestan Unproven LTD. whereby, EFHC would acquire all membership interests in Mesteña Uranium, L.L.C., Leoncito Plant, L.L.C., and Leoncito Project, L.L.C. for $11 million based on the Volume Weighted Average Price of the Company’s common shares on the NYSE MKT for the 10 trading days ending on the last trading day prior to the Execution Date (subject to the caveat that, notwithstanding the Volume Weighted Average Price described herein, the total number of Energy Fuels Shares to be issued to the Sellers shall not be fewer than 3.85 million shares or more than 5.0 million shares), which was determined to be 4,551,284 common shares of the Company.

Pursuant to the Purchase Agreement, the acquired properties will be subject to a royalty of 3.125% of the value of the recovered U3O8 from the properties sold at a price of $65.00 per pound or less, 6.25% of the value of the recovered U3O8 from the properties sold greater than $65.00 per pound and up to and including $95.00 per pound, and 7.5% of the value of the recovered U3O8 from the properties sold at a price greater than $95.00 per pound.

The Purchase Agreement contains customary representations and warranties by all parties.

The closing of the transaction is expected to occur on or before May 4, 2016, subject to the receipt of all applicable regulatory and stock exchange approvals and the satisfaction of certain other conditions to closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed hereto as Exhibit 10.1

Item 2.02 Results of Operations and Financial Condition.

On March 7, 2016, the Company issued a press release disclosing certain financial information for the fiscal year ended December 31, 2015 and guidance for the fiscal year ending December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company has issued the press release attached hereto as 99.2 and filed a Material Change Report with Canadian securities authorities, attached hereto as Exhibit 99.3.

The information furnished pursuant to this Item 8.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Membership Interest Purchase Agreement
99.1	Press Release dated March 7, 2016
99.2	Press Release dated March 7, 2016
99.3	Material Change Report dated March 8, 2016*
99.4	Consent of Stephen P. Antony*
99.5	Consent of Douglas L. Beahm*

*Exhibits 99.3, 99.4, and 99.5 are incorporated by reference into the Company’s Form F-10 Registration Statement (File No. 333-194916)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: March 8, 2016	By: /s/ David C. Frydenlund
David C. Frydenlund
Senior Vice President, General Counsel and Corporate
Secretary